Fees Summary	Aug. 18, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,487,747,000.00
Previously Paid Amount	0.00
Total Fee Amount	227,774.07
Total Offset Amount	0.00
Net Fee	$ 227,774.07
Final Prospectus	false